企业法人营业执照

注册号 310106000186684

名称	上海红声网络通信有限公司
住所	上海市静安区延平路121号15楼F室
法定代表人姓名	茆俊宝
注册资本	人民币贰仟叁佰万元
公司类型	有限责任公司(国内合资)
实收资本	人民币贰仟叁佰万元
经营范围	计算机网络及通信系统领域内的“四技“服务，电子支付平台的开发，计算机网络设备及通信产品，从事货物及技术的进出口业务。【企业经营涉及行政许可的，凭许可证件经营】

证照编号 06000000201106070021
企业标识 0600000032006112900056

成立日期 二〇〇六年十一月二十九日

营业期限 二〇〇六年十一月二十九日 至 二〇二六年十一月二十八日

执照有效期：2011年6月7日 至 2026年11月28日

上海市工商行政管理局静安分局

二〇一一 年 六 月 七 日